Exhibit 99.1

LSI Logic Reports Q2 Financial Results July 26, 2006	Page 1 of 4

FINAL DRAFT — NOT FOR RELEASE
FOR IMMEDIATE RELEASE	JULY 26, 2006

Investor Relations Contact:	Media Relations Contact:
Tom Tran	Mitch Seigle
408-433-8105	408-954-3225
tom.tran@lsi.com	mitch.seigle@lsi.com
cc06-50
LSI LOGIC REPORTS STRONG Q2 NET INCOME
Second Quarter 2006 News Release Summary
•	Revenues of $490 million; up 3% sequentially

•	GAAP* net income of 13 cents per diluted share

•	Non-GAAP** net income of 14 cents per diluted share

•	Cash and short-term investments of $1.2 billion
Third Quarter 2006 Business Outlook
•	Projected revenues of $475 million to $500 million

•	GAAP* net income range of 5 — 7 cents per diluted share

•	Non-GAAP** net income in the range of 11 — 13 cents per diluted share
*	Generally Accepted Accounting Principles.

**	Excludes acquisition-related amortization, restructuring and other special items, and stock-based compensation expense. The Company adopted the provisions of SFAS No. 123(R) “Share-Based Payment” on January 1, 2006, using the modified prospective transition method.

LSI Logic Reports Q2 Financial Results July 26, 2006	Page 2 of 4
DOUBLE-DIGIT YEAR-OVER-YEAR REVENUE GROWTH IN
STORAGE SYSTEMS
MILPITAS, Calif. — LSI Logic Corporation (NYSE: LSI) today reported second quarter 2006 revenues of $490 million, a 3% increase sequentially compared to the $476 million reported in the first quarter of 2006, and up 2% year-over-year compared to the $481 million reported in the second quarter of 2005.
Second quarter 2006 GAAP* net income was $54 million or 13 cents per diluted share, compared to first quarter 2006 GAAP net income of $13 million or 3 cents per diluted share. Second quarter 2006 GAAP results compare to second quarter 2005 GAAP net income of $25 million or 6 cents per diluted share. Second quarter GAAP net income included $13 million of stock-based compensation expense and a net gain of $10 million from special items, acquisition-related amortization, restructuring and their related tax effect.
Second quarter 2006 non-GAAP** net income was $57 million or 14 cents per diluted share, an increase of 43% compared to first quarter 2006 non-GAAP net income of $40 million or 10 cents per diluted share. Second quarter non-GAAP 2005 net income was $45 million or 11 cents per diluted share.
Cash and short-term investments grew 16% sequentially to $1.2 billion, from $1.03 billion in the first quarter of 2006 and up 54% from the year-ago period.
“All segments of our business grew sequentially during the quarter. Demand for our Engenio 4 Gb/s Fibre Channel systems strengthened, driving our storage systems revenues to near record levels and 17% higher than the year-ago quarter,” said Abhi Talwalkar, LSI Logic president and chief executive officer. “Our communications revenues grew significantly year-over-year, as demand for existing long-lifecycle products increased and several in-process designs ramped to production. We anticipate accelerating demand for our storage products in the second half of 2006 as broad market transitions to 4Gb/s Fibre Channel interfaces and SAS-enabled servers are now well underway.”
“In the second quarter, GAAP net income grew significantly, driven in part by successful completion of the sale of our Gresham, Oregon manufacturing facility and our ZSP digital signal processor unit,” said Bryon Look, LSI Logic chief financial officer. “Our balance sheet also strengthened, with a $169 million increase in cash and short-term investments during the period.”

LSI Logic Reports Q2 Financial Results July 26, 2006	Page 3 of 4
LSI Logic Third Quarter 2006 Business Outlook

	GAAP*	Special Items	Non-GAAP**
Revenue	$475 million to $500 million		$475 million to $500 million
Gross Margin	42 — 43%	Approximately $2 million	42.5 — 43.5%
Operating Expenses	$175 million to $178 million	Approximately $21 million	$154 million to $157 million
Net Other Income	$2 million		$2 million
Tax Provision	Approximately $7 million		Approximately $7 million
Net Income Per Share	$0.05 to $0.07	Approximately $.06	$0.11 to $0.13
Diluted Share Count	408 million		412 million

Capital spending is projected to be around $10 million in the third quarter and approximately $45 million in total for 2006.
Third quarter depreciation and software amortization is expected to be approximately $13 million.
*	Generally Accepted Accounting Principles.

**	Excludes special items defined as acquisition-related amortization, restructuring and other special items, and approximately $14.5 million in stock-based compensation expense. The Company adopted the provisions of SFAS No. 123(R) “Share-Based Payment” on January 1, 2006, using the modified prospective transition method.
NOTE: The Company’s financial guidance will be limited to the comments made on today’s public conference call and contained in the Third Quarter 2006 Business Outlook section of this news release.

LSI Logic Reports Q2 Financial Results July 26, 2006	Page 4 of 4
LSI Logic Conference Call Information
LSI Logic will hold a conference call today at 2 pm PDT to discuss second quarter financial results and the third quarter 2006 business outlook. The number is 1-303-262-2194. Internet users can access the conference call by visiting http://www.lsi.com/investors. A replay of the call will be available today at approximately 5 pm PDT and will be available for 48 hours. The replay access numbers are 1-800-405-2236 within the U.S. and 1-303-590-3000 for all other locations, passcode 11065974#.
Safe Harbor for Forward Looking Statements: This news release contains forward-looking statements, which include the following: the anticipation of accelerating demand for storage products and technology transitions in the company’s storage markets in the second half of 2006, projected revenues for the third quarter of 2006, projected GAAP net income for the third quarter of 2006, projected non-GAAP net income for the third quarter of 2006, projected capital spending in the third quarter of 2006 and for the year and expected third quarter of 2006 depreciation and software amortization. Forward-looking statements also include projections of gross margins, operating expenses, net other income, tax provisions, net income per share and diluted share count. These forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI Logic’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: fluctuations in the timing and volumes of customer demand; the company’s inability to achieve revenue objectives; the company’s inability to meet financial targets and failure to execute on its financial plan; the company’s inability to generate positive operating cash flow or control operating expenses; the company’s inability to benefit from increasing demand and technology transitions in its storage markets; and the unavailability of appropriate levels of manufacturing capacity. For additional information, readers are referred to the documents filed by LSI Logic with the SEC, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K, 10-Q and 8-K. LSI Logic is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document.
About LSI Logic
LSI Logic Corporation is a leading provider of silicon-to-system solutions that are used at the core of products that create, store and consume digital information. LSI offers a broad portfolio of capabilities including custom and standard product ICs, host bus and RAID adapters, storage area network solutions and software applications. LSI products enable leading technology companies in the Storage and Consumer markets to deliver some of the most advanced and well-known electronic systems in the market today. More information is available at www.lsi.com.
# # #
Editor’s Notes:
1.	All LSI Logic news releases (financial, acquisitions, manufacturing, products, technology etc.) are issued exclusively by PR Newswire and are immediately thereafter posted on the company’s external website, http://www.lsi.com.
2.	The LSI Logic logo design is a registered trademark of LSI Logic Corporation.
3.	All other brand or product names may be trademarks or registered trademarks of their respective companies.

LSI LOGIC CORPORATION
Non-GAAP Consolidated Condensed Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2006	2006	2005	2006	2005
Revenues	$489,635	$475,884	$481,292	$965,519	$931,299

Cost of revenues — a)	277,970	269,870	269,531	547,840	529,271

Gross profit	211,665	206,014	211,761	417,679	402,028

Research and development —b)	95,719	97,752	99,659	193,471	198,896
Selling, general and administrative — c)	58,439	63,094	59,872	121,533	118,012

Non-GAAP income from operations — a), b), c), d), e)	57,507	45,168	52,230	102,675	85,120

Interest expense	(6,428)	(6,330)	(6,320)	(12,758)	(13,030)
Interest income and other, net — f), g)	10,319	8,098	5,062	18,417	10,452

Income before income taxes	61,398	46,936	50,972	108,334	82,542
Provision for income taxes — h)	4,647	7,270	6,250	11,917	12,500

Non-GAAP net income	$56,751	$39,666	$44,722	$96,417	$70,042

Non-GAAP income per share:
Basic	$0.14	$0.10	$0.11	$0.24	$0.18

Diluted*	$0.14	$0.10	$0.11	$0.24	$0.18

Shares used in computing per share amounts:
Basic	397,790	394,851	389,088	396,312	388,371

Diluted	435,312	405,841	393,427	407,835	391,954

*	In computing diluted earnings per share for the three month period ended July 2, 2006, net income was increased by $3,500 for interest, net of taxes, on the $350 million convertible notes considered dilutive common stock equivalents.

A reconciliation between net income on a GAAP basis and non-GAAP net income including items a)-h) is provided in the following table:
Reconciliation of GAAP to Non-GAAP net income:

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2006	2006	2005	2006	2005
GAAP net income	$53,847	$13,168	$25,262	$67,015	$29,981

Special items:
a) Stock-based compensation expense — Cost of revenues	2,458	1,525	164	3,983	325
b) Stock-based compensation expense — R&D	4,643	4,522	570	9,165	1,405
c) Stock-based compensation expense — SG&A	6,197	5,784	438	11,981	897
d) Amortization of acquisition related intangibles	10,801	11,216	17,613	22,017	35,226
e) Restructuring of operations and other items, net	(21,648)	5,650	7,156	(15,998)	8,689
f) Gain on sale of certain equity securities	—	(1,429)	(2,358)	(1,429)	(2,358)
g) Gain on repurchase of convertible Subordinated Notes	—	—	(4,123)	—	(4,123)
h) Income tax effect	453	(770)	—	(317)	—

Total special items	2,904	26,498	19,460	29,402	40,061

Non-GAAP net income	$56,751	$39,666	$44,722	$96,417	$70,042

Reconciliation of shares used in the calculation of GAAP to
Non-GAAP diluted net income per share:

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2006	2006	2005	2006	2005
Diluted shares used in per-share calculation — GAAP	405,613	402,189	393,427	404,213	391,954
Effect of SFAS (R)	3,619	3,652	—	3,622	—
Effect of $350 million convertible notes considered dilutive*	26,080	—	—	—	—

Diluted shares used in per-share calculation — Non-GAAP	435,312	405,841	393,427	407,835	391,954

LSI LOGIC CORPORATION
Consolidated Condensed Statements of Operations (GAAP)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2006	2006	2005	2006	2005
Revenues	$489,635	$475,884	$481,292	$965,519	$931,299

Cost of revenues	277,970	269,870	269,531	547,840	529,271
Stock-based compensation expense*	2,458	1,525	164	3,983	325

Total cost of revenues	280,428	271,395	269,695	551,823	529,596

Gross profit	209,207	204,489	211,597	413,696	401,703

Research and development	95,719	97,752	99,659	193,471	198,896
Stock-based compensation expense*	4,643	4,522	570	9,165	1,405

Total research and development	100,362	102,274	100,229	202,636	200,301

Selling, general and administrative	58,439	63,094	59,872	121,533	118,012
Stock-based compensation expense*	6,197	5,784	438	11,981	897

Total selling, general and administrative	64,636	68,878	60,310	133,514	118,909

Restructuring of operations and other items, net	(21,648)	5,650	7,156	(15,998)	8,689
Amortization of acquisition related intangibles	10,801	11,216	17,613	22,017	35,226

Income from operations	55,056	16,471	26,289	71,527	38,578

Interest expense	(6,428)	(6,330)	(6,320)	(12,758)	(13,030)
Interest income and other, net	10,319	9,527	11,543	19,846	16,933

Income before income taxes	58,947	19,668	31,512	78,615	42,481
Provision for income taxes	5,100	6,500	6,250	11,600	12,500

Net income	$53,847	$13,168	$25,262	$67,015	$29,981

Income per share:
Basic	$0.14	$0.03	$0.06	$0.17	$0.08

Diluted	$0.13	$0.03	$0.06	$0.17	$0.08

Shares used in computing per share amounts:
Basic	397,790	394,851	389,088	396,312	388,371

Diluted	405,613	402,189	393,427	404,213	391,954

*	The Company adopted the provisions of SFAS No. 123(R) “Share-Based Payment” on January 1, 2006, using the modified prospective transition method.

LSI LOGIC CORPORATION
Consolidated Condensed Balance Sheets
(In millions)
(Unaudited)

	July 2,	April 2,	December 31,
	2006	2006	2005
Assets
Current assets:
Cash and short-term investments	$1,200.6	$1,031.6	$938.9
Accounts receivable, net	310.8	266.4	323.3
Inventories	173.8	186.1	194.8
Prepaid expenses and other current assets	85.6	159.8	163.1

Total current assets	1,770.8	1,643.9	1,620.1

Property and equipment, net	94.1	94.3	98.3
Goodwill and other intangibles	949.1	963.3	974.5
Other assets	108.0	107.9	103.2

Total assets	$2,922.0	$2,809.4	$2,796.1

Liabilities and Stockholders’ Equity

Current liabilities:
Other current liabilities	$482.9	$451.0	$468.9
Current portion of long-term debt	272.6	273.2	273.9

Total current liabilities	755.5	724.2	742.8

Long-term debt	350.0	350.0	350.0
Tax related liabilities and other	73.5	74.4	75.1

Total liabilities	1,179.0	1,148.6	1,167.9

Minority interest in subsidiary	0.2	0.2	0.2

Stockholders’ equity:
Common stock and additional paid-in capital	3,055.4	3,022.8	3,000.0
Accumulated deficit	(1,322.9)	(1,376.7)	(1,389.9)
Accumulated other comprehensive income	10.3	14.5	17.9

Total stockholders’ equity	1,742.8	1,660.6	1,628.0

Total liabilities and stockholders’ equity	$2,922.0	$2,809.4	$2,796.1

LSI LOGIC CORPORATION
Statement of Cash Flows
(In thousands, except where noted)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2006	2006	2005	2006	2005
Operating Activities:
Net income	$53,847	$13,168	$25,262	$67,015	$29,981
Adjustments:
Depreciation & amortization *	22,831	25,335	41,528	48,166	82,293
Stock-based compensation expense	13,298	11,831	1,172	25,129	2,627
Non-cash restructuring and other items	209	(2,958)	501	(2,749)	1,350
Gain on sale of intellectual property	(15,000)	—	—	(15,000)	—
Gain on sale of Gresham manufacturing facility and associated intellectual property	(12,553)	—	—	(12,553)	—
Write-off of intangible assets acquired in a purchase business combination	3,325			3,325
Non-cash foreign exchange loss/(gain)	1,057	(588)	—	469	—
Loss/(gain) on sale of equity securities	218	(1,429)	(2,311)	(1,211)	(2,311)
Gain on repurchase of Convertible Subordinated Notes	—	—	(4,123)	—	(4,123)
(Gain)/Loss on sales of property and equipment	(5)	—	51	(5)	(3)
Changes in deferred tax assets and liabilities	23	(3)	17	20	54

Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Accounts receivable	(44,366)	56,889	(25,429)	12,523	(12,853)
Inventories	8,613	8,693	17,626	17,306	33,160
Prepaid expenses and other assets	(15,381)	9,404	(3,045)	(5,977)	(8,160)
Accounts payable	31,751	(23,008)	7,088	8,743	(2,378)
Accrued and other liabilities	1,575	2,226	1,476	3,801	(493)

Net cash provided by operating activities	49,442	99,560	59,813	149,002	119,144

Investing activities:
Purchases of debt securities available-for-sale	(216,019)	(166,193)	(150,207)	(382,212)	(262,532)
Proceeds from maturities and sales of debt securities available-for-sale	97,747	108,166	180,870	205,913	283,183
Purchases of equity securities	(5,000)	(150)	—	(5,150)	—
Proceeds from sales of equity securities	2,026	1,555	3,871	3,581	3,871
Purchases of property, equipment and software	(12,679)	(15,978)	(10,987)	(28,657)	(19,420)
Proceeds from sale of property and equipment	40	—	1,804	40	3,215
Proceeds from sale of intellectual property	15,000	—	—	15,000	—
Proceeds from sale of Fort Collins facility	10,998	—	—	10,998	—
Proceeds from sale of Colorado Springs facility	7,029	—	—	7,029	—
Proceeds from sale of Gresham manufacturing facility	81,426	—	—	81,426	—
Proceeds from sale of Gresham manufacturing facility associated intellectual property	5,100	—	—	5,100	—
Adjustment to goodwill acquired in a prior year for resolution of a pre-acquisition income tax contingency		—	1,870	—	7,662

Net cash (used in)/provided by investing activities	(14,332)	(72,600)	27,221	(86,932)	15,979

Financing activities:
Issuance of common stock	20,149	11,988	11,472	32,137	12,826
Repurchase of Convertible Subordinated Notes	—	—	(148,126)	—	(148,126)
Repayment of debt obligations	—	—	(32)	—	(129)

Net cash provided by/(used in) financing activities	20,149	11,988	(136,686)	32,137	(135,429)

Effect of exchange rate changes on cash and cash equivalents	365	233	(3,626)	598	(6,961)

Increase/ (decrease) in cash and cash equivalents	55,624	39,181	(53,278)	94,805	(7,267)

Cash and cash equivalents at beginning of period	303,830	264,649	264,734	264,649	218,723

Cash and cash equivalents at end of period	$359,454	$303,830	$211,456	$359,454	$211,456

*	Depreciation of fixed assets, amortization of intangible assets, software, capitalized intellectual property, debt issuance costs and deferred gains on cancelled interest rate swaps.

LSI LOGIC CORPORATION
Selected Financial Information (GAAP)
(In millions, except where noted)
(Unaudited)

	Three Months Ended
	July 2,	April 2,	July 3,
	2006	2006	2005
Semiconductor revenues ( a )	$307.4	$298.4	$325.2
Storage Systems revenues ( a )	$182.2	$177.5	$156.1
Total revenues	$489.6	$475.9	$481.3
Percentage change in revenues-qtr./qtr. ( b )	2.9%	-6.0%	7.0%
Percentage change in revenues-yr./yr. ( c )	1.7%	5.8%	7.5%

Days sales outstanding	57	50	53
Days of inventory	56	62	62
Current ratio	2.3	2.3	3.3
Quick ratio	2.0	1.8	2.7

Gross margin as a percentage of revenues	42.7%	43.0%	44.0%
R&D as a percentage of revenues	20.5%	21.5%	20.8%
SG&A as a percentage of revenues	13.2%	14.5%	12.5%

Employees ( d )	3,867	4,321	4,342
Revenues per employee (in thousands) ( e )	$506.5	$440.5	$443.4

Selected Cash Flow information
Purchases of property and equipment ( f )	$7.6	$13.8	$8.2
Depreciation / amortization ( g )	$10.8	$12.0	$22.3

( a )	For the three months ended July 3, 2005, amounts presented have been recast to include RAID Storage Adapter (RSA) revenues into Storage Systems revenues from Semiconductor revenues.

( b )	Represents sequential quarter growth in revenues.

( c )	Represents growth in revenues in the quarter presented as compared to the same quarter of the previous year.

( d )	Actual number of employees at the end of each period presented.

( e )	Revenue per employee is calculated by annualizing revenue for each quarter presented and dividing it by the number of employees.

( f )	Excludes purchases of software.

( g )	Represents depreciation of fixed assets and amortization of software.